                                                EXHIBIT 24--POWERS OF ATTORNEY

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Willis K. Drake
                                   ---------------------------------------------
                                   Willis K. Drake

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Richard E. Eichhorn
                                   --------------------------------------------
                                   Richard E. Eichhorn

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Ervin F. Kamm, Jr.
                                   --------------------------------------------
                                   Ervin F. Kamm, Jr.

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Mykola Moroz
                                   --------------------------------------------
                                   Mykola Moroz

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Richard E. Offerdahl
                                   --------------------------------------------
                                   Richard E. Offerdahl

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ John P. Schinas
                                   --------------------------------------------
                                   John P. Schinas

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ David Stanley
                                   --------------------------------------------
                                   David Stanley

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Ervin F. Kamm, Jr. and Gerald A. Wall, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation proposed to be sold by certain stockholders of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of April, 1995.



                                   /s/ Gerald A. Wall
                                   --------------------------------------------
                                   Gerald A. Wall